Time Deposits	12 Months Ended
Dec. 31, 2016
Banking and Thrift [Abstract]
Time Deposits
Note 6:	Time Deposits

Time deposits in denominations of $250,000 or more were $1.4 million at December 31, 2016 and $2.9 million at December 31, 2015. At December 31, 2016, the scheduled maturities of time deposits are as follows:

Due during the year ending December 31,	(In thousands)

2017	$23,797
2018	16,859
2019	6,520
2020	2,436
2021	1,110
Thereafter	2,511
$53,233